EXHIBIT 99.3

                  INTERCREDITOR AND SUBORDINATION AGREEMENT


      THIS INTERCREDITOR AND SUBORDINATION AGREEMENT is made and entered into as of December 21, 2000, by and among HEALTH POWER, INC., a Delaware corporation ("Health Power"), COMPMANAGEMENT, INC., an Ohio corporation ("CMI"), COMPMANAGEMENT HEALTH SYSTEMS, INC., an Ohio corporation ("CHSI"), M&N RISK MANAGEMENT, INC., an Ohio corporation ("MNRMI"), M&N ENTERPRISES, INC., an Ohio corporation ("MNEI"), WC HOLDINGS, INC., a Delaware corporation ("WC Holdings"), BANK ONE, N.A., a national banking association, with its main office in Columbus, Ohio (together with its successors and assigns, the "Senior Lender"), and BANC ONE MEZZANINE CORPORATION, a Delaware corporation (the "Subordinated Lender").

                                 WITNESSETH:

      In order to induce the Senior Lender to make financial accommodations to Health Power, CMI, CHSI, MNRMI and MNEI (individually, a "Company" and collectively, the "Companies"), and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Companies, WC Holdings and the Subordinated Lender hereby agree with the Senior Lender that, so long as any Senior Indebtedness (as hereinafter defined) is outstanding or committed to be advanced, each such party shall comply with such of the following provisions as are applicable to it:

      1. CERTAIN DEFINITIONS.

      1.1 ADDITIONAL CAPITAL CONTRIBUTION. The term "Additional Capital Contribution" is defined in Section 8(a) hereof.

      1.2 COLLATERAL. The term "Collateral" is defined in Section 9 hereof.

      1.3 COMPANY STOCK. The term Company Stock is defined in Section 8(a) hereof.

      1.4 LIFE INSURANCE POLICY. The term "Life Insurance Policy" is defined in
Section 8(a) hereof.

      1.5 LIMITED PAYMENT BLOCKAGE PERIOD. The term "Limited Payment Blockage Period" shall mean any period commencing on the date of receipt by the Subordinated Lender from the Senior Lender (with a copy to the Companies and WC Holdings) of a written notice specifying that a Senior Covenant Default has occurred and is continuing (and a brief description thereof) and ending on the earlier to occur of: (a) the expiration of a 180-day period after the beginning of such period; (b) the date on which the Senior Covenant Default specified in such notice has been cured, or waived in writing by the Senior Lender, or the Limited Payment Blockage Period shall have been terminated by written notice from the Senior Lender; (c) the date on which the Senior Indebtedness is paid in full and the obligation of the Senior Lender to extend further credit to the Companies under the Senior Loan Documents is terminated; and (d)

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the commencement of a Reorganization, in which case the provisions of Section
3.3 hereof shall apply.

      1.6 PAYMENT BLOCKAGE PERIOD. The term "Payment Blockage Period" shall be any period commencing on the date of receipt by the Subordinated Lender from the Senior Lender (with a copy to the Companies and WC Holdings) of a written notice specifying that a Senior Payment Default has occurred and is continuing (and a brief description thereof) and ending on the earlier to occur of: (a) the date on which such Senior Payment Default has been cured, or waived in writing by the Senior Lender, or the Payment Blockage Period shall have been terminated by written notice to the Subordinated Lender from the Senior Lender; (b) the date on which the Senior Indebtedness is paid in full and the obligation of the Senior Lender to extend further credit to the Companies under the Senior Loan Documents is terminated; and (c) the commencement of a Reorganization, in which case the provisions of Section 3.3 hereof shall apply.

      1.7 QUALIFIED PUBLIC OFFERING. The term "Qualified Public Offering" means a firm commitment underwritten public offering of the equity securities of any Company or WC Holdings, which is permitted under the terms of the Senior Loan Documents or consented to in writing by the Senior Lender, and which is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the offer and sale of such equity securities to the public at an aggregate offering price in excess of $10,000,000, which securities are intended to be listed on a national stock exchange or The NASDAQ National Market.

      1.8 REORGANIZATION. The term "Reorganization" is defined in Section 3.2 hereof.

      1.9 REORGANIZATION SECURITIES. The term "Reorganization Securities" shall mean (a) shares of stock of the Companies or their successors as reorganized in a Reorganization and (b) other securities of the Companies or any other Person provided for by a plan of reorganization, the payment of which is subordinated in right of payment to all Senior Indebtedness to the same or greater extent that the Subordinated Indebtedness is subordinated to the Senior Indebtedness under this Agreement.

      1.10 SENIOR COVENANT DEFAULT. The term "Senior Covenant Default" shall mean the occurrence and continuance of any Event of Default (as defined in the Senior Loan Agreement) (after the expiration of any applicable grace periods), other than an Event of Default set forth in Sections 8.1(m) or (n) of the Senior Loan Agreement.

      1.11 SENIOR DEFAULT. The term "Senior Default" shall mean a Senior Payment Default or Senior Covenant Default.

      1.12 SENIOR INDEBTEDNESS. The term "Senior Indebtedness" shall mean any and all loans, advances, extensions of credit and other indebtedness, obligations and liabilities, now existing or hereafter arising, direct or contingent, of the Companies or WC Holdings, or any of them, to the Senior Lender outstanding from time to time, pursuant to that certain Loan Agreement of even date herewith by and among the Companies, WC Holdings and the Senior Lender, as the same may be amended, modified, restated or supplemented from time to time (the

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"Senior Loan Agreement"), any and all promissory notes issued by the Companies, or any of them, to the Senior Lender pursuant to the terms of the Loan Agreement, as the same may be amended from time to time (collectively, the "Senior Notes"), the Guaranty of WC Holdings, any other Loan Documents (as such term is defined in the Senior Loan Agreement) (the "Senior Loan Documents") (including, without limitation, any and all indebtedness to the Senior Lender in respect of any and all future loans or advances or extensions of credit made to the Companies, or any of them, by the Senior Lender prior to, during or following any proceeding in respect of any Reorganization) together with interest thereon and all fees, expenses and other amounts (including costs of collection and reasonable attorneys' fees) at any time owing to the Senior Lender, whether arising in connection with the Senior Loan Agreement, the Senior Notes, the other Senior Loan Documents or such other indebtedness (regardless of the extent to which the Senior Loan Agreement, the Senior Notes, the other Senior Loan Documents or such other indebtedness is enforceable against the Companies or WC Holdings, or any of them, and regardless of the extent to which such amounts are allowed as claims against any Company or WC Holdings in any Reorganization, and including any interest thereon accruing after the commencement of any Reorganization and any other interest that would have accrued thereon but for the commencement of such Reorganization). All Senior Indebtedness shall be entitled to the benefits of this Agreement without notice thereof being given to the Subordinated Lender.

      1.13 SENIOR PAYMENT DEFAULT. The term "Senior Payment Default" shall mean the occurrence and continuance of an Event of Default (as defined in the Senior Loan Agreement) consisting of the failure to pay any portion of the principal of or interest on Senior Indebtedness when due or as a result of the acceleration thereof.

      1.14 STOCK PLEDGE. The term "Stock Pledge" is defined in Section 3.2 hereof.

      1.15 SUBORDINATED INDEBTEDNESS. The term "Subordinated Indebtedness" shall mean all existing and hereafter arising indebtedness, obligations and liabilities of the Companies or WC Holdings, or any of them, to the Subordinated Lender, whether direct or contingent, and all claims, rights, causes of action, judgments and decrees in respect of the foregoing, including, without limitation:

      (i) all indebtedness and obligations of WC Holdings and/or the Companies under the Subordinated Note Purchase Agreement of even date herewith among WC Holdings, the Companies and the Subordinated Lender (the "Subordinated Note Purchase Agreement);

      (ii) all indebtedness and obligations under WC Holdings' Senior Subordinated Note of even date herewith issued to the Subordinated Lender in the original principal amount of $6,000,000, as the same may be amended, modified, restated or supplemented from time to time in accordance with the provisions of this Agreement (the "Subordinated Note"); and

      (iii) the obligations of each party to, under or in respect of any agreement or instrument securing any of the obligations of the Companies or WC Holdings, or any of them, to the Subordinated Lender under the Subordinated Note Purchase Agreement, the Subordinated Note or the Related Documents (as defined in the Subordinated Note Purchase Agreement) (collectively, the "Subordinated Security Documents") (the Subordinated Note Purchase Agreement, the Subordinated Note and the Subordinated Security Documents and any other

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agreement evidencing, securing or relating to Subordinated Indebtedness being hereinafter collectively referred to as the "Subordinated Agreements").

      1.16 OTHER CAPITALIZED TERMS. Except as otherwise specified herein, capitalized terms used in this Agreement which are defined in the Senior Loan Agreement shall have the same meanings herein as therein.

      2. REPRESENTATIONS AND WARRANTIES. The Subordinated Lender, the Companies and WC Holdings hereby represent and warrant to the Senior Lender that:

      (a) As of the date hereof, the total outstanding and unpaid principal balance of the Subordinated Indebtedness owing by WC Holdings and the Companies to the Subordinated Lender pursuant to the Subordinated Agreements is $6,000,000;

      (b) The Subordinated Lender is the holder of the Subordinated Agreements free and clear of all liens, claims and encumbrances, and the Subordinated Lender is not subject to any contractual limitation or restriction which would impair in any way its ability to execute or perform its obligations under this Agreement;

      (c) True, accurate and complete copies of the Subordinated Agreements have been provided to the Senior Lender and its counsel;

      (d) There is currently no default in respect of the Subordinated Indebtedness; and

      (e) The Subordinated Lender has not previously subordinated the Subordinated Indebtedness to any other party.

      3. TERMS OF SUBORDINATION.

      3.1 NO TRANSFER. The Subordinated Lender shall not sell or otherwise dispose of any of the Subordinated Indebtedness, including, without limitation, the Subordinated Note, except with the consent of the Senior Lender (which consent shall not be unreasonably withheld) and except to a person who agrees in advance in writing, pursuant to an agreement in form reasonably acceptable to the Senior Lender, to become a party hereto. The Subordinated Lender shall give the Senior Lender at least thirty (30) days' prior written notice of any such proposed transfer stating the identity of the transferee and providing such other information as the Senior Lender shall reasonably require.

      3.2 PAYMENT SUBORDINATED. Anything in the Subordinated Agreements to the contrary notwithstanding, the payment of the Subordinated Indebtedness is and shall be expressly subordinate and junior in right of payment and exercise of remedies (a) to the prior payment in full in cash of all principal and interest of the Senior Indebtedness to the extent and in the manner provided herein, and, except as otherwise specifically provided herein, the Subordinated Indebtedness is hereby subordinated as a claim against (i) the Companies and WC Holdings to any and all claims against the Companies and WC Holdings, or any of them, that the Senior Lender may possess under, arising from or related to the Senior Loan Documents or the Senior Indebtedness, or (ii) any of the assets of the Companies and WC Holdings, or any of them, that

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secure the Senior Indebtedness, whether such claim be in the event of any distribution of the assets of the Companies and WC Holdings, or any of them, upon any voluntary or involuntary dissolution, winding-up, total or partial liquidation or reorganization, or bankruptcy, insolvency, receivership or other statutory or common law proceedings or arrangements involving any Company or WC Holdings or the readjustment of the liabilities of any Company or WC Holdings or any assignment for the benefit of creditors or any marshalling of the assets or liabilities of any Company or WC Holdings (collectively called a "Reorganization"), or (b) other than in connection with a Reorganization, to the prior payment in full in cash of all principal and interest with respect to the Senior Indebtedness. Except as otherwise agreed in writing by the Subordinated Lender, the Subordinated Indebtedness shall in no event be subordinated to any, and shall rank in all respects prior to, all existing and future indebtedness of WC Holdings to the Senior Lender that is not Senior Indebtedness. Notwithstanding anything to the contrary set forth in this Agreement, the Subordinated Lender, the Senior Lender and all other parties hereto agree that the Subordinated Indebtedness may be repaid, in full or in part, by Security Capital Corporation, a Delaware corporation ("SCC"), at any time, provided that any such full or partial repayment of the Subordinated Indebtedness by SCC shall be made solely with the assets and property of SCC (and not with any assets or property of WC Holdings or any Company) and such payment by SCC shall not be subject in any way to the terms, conditions or restrictions of this Agreement. In furtherance of the foregoing (except as provided in Section 3.6 hereof and except for the payment of (i) the Additional Capital Contribution, (ii) the proceeds of the Life Insurance Policy and (iii) the proceeds of the Subordinated Lender's exercise of its rights under WC Holdings' pledge to the Subordinated Lender (the "Stock Pledge") of the shares of common stock of Health Power held by WC Holdings (the "Company Stock") in accordance with the provisions of the Subordinated Agreements), neither any Company nor WC Holdings shall make, and no holder of Subordinated Indebtedness shall accept or receive, any payment of Subordinated Indebtedness until all principal and interest with respect to the Senior Indebtedness has been paid in full in cash and the obligation of the Senior Lender to extend further credit to the Companies under the Senior Loan Documents is terminated.

      3.3 DISTRIBUTIONS IN REORGANIZATION. Except as specifically provided in Sections 8(a), 21, 22 and 23 hereof, in the event of any Reorganization relative to any Company or WC Holdings or their respective property, all of the Senior Indebtedness shall first be paid in full in cash from the proceeds of the Collateral before any payment on account of principal, premium, interest, the Performance Fee (as defined in the Subordinated Note Purchase Agreement) or otherwise is made upon or in respect of the Subordinated Indebtedness is paid therefrom, and in any such proceedings any payment or distribution of any kind or character, whether in cash or property or securities which may be payable or deliverable from the proceeds of the Collateral only in respect of the Subordinated Indebtedness shall be paid or delivered directly to the Senior Lender for application in payment of the Senior Indebtedness, unless and until all such Senior Indebtedness shall have been paid and satisfied in full in cash. In the event that, notwithstanding the foregoing, upon any such Reorganization, any payment or distribution of assets of any Company or WC Holdings of any kind or character that secure the Senior Indebtedness, whether in cash, property or securities, shall be received by any holder of the Subordinated Indebtedness before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be immediately paid over to the holder of the Senior Indebtedness, for application to the payment of any Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any other concurrent payments or distributions to the

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holder of such Senior Indebtedness. Notwithstanding the foregoing provisions of this Section 3.3, the Companies and WC Holdings may pay and deliver to the Subordinated Lender, and the Subordinated Lender shall be entitled to receive and retain, any Reorganization Securities.

      3.4 EFFECT OF PROVISIONS. The provisions hereof as to subordination are solely for the purpose of defining the relative rights of the holder of the Senior Indebtedness, on the one hand, and the holder of the Subordinated Indebtedness, on the other hand, and none of such provisions (i) shall impair, as between and among the Companies, WC Holdings and the holder of the Subordinated Indebtedness, the obligations of the Companies and WC Holdings, which are unconditional and absolute, to pay to such holder all of the Subordinated Indebtedness in accordance with the terms thereof, nor (ii) except as provided in Section 8 below, shall any such provisions prevent the holder of the Subordinated Indebtedness from exercising all remedies otherwise permitted by applicable law or under the terms of such Subordinated Indebtedness upon a default thereunder, subject to the rights, if any, of the holder of the Senior Indebtedness under the provisions of this Agreement.

      3.5 SUBROGATION, ETC.

      (a) The holder of the Subordinated Indebtedness hereby waives all rights to be subrogated to the rights of the holder of the Senior Indebtedness in respect of payments or distributions of assets of, or ownership interests in, the Companies and WC Holdings, or any of them, made on the Senior Indebtedness, except (i) in the event all outstanding obligations with respect to the Senior Indebtedness are paid in full by the Subordinated Lender and the obligation of the Senior Lender to extend further credit to the Companies under the Senior Loan Documents is terminated and (ii) as provided in Sections 3.5(b) and (c), below.

      (b) If any payment or distribution to which the Subordinated Lender would otherwise have been entitled (but for the provisions of this Agreement) shall have been turned over, and retained by, the Senior Lender or otherwise applied to the payment of the Senior Indebtedness pursuant to the provisions of this Agreement and retained by the Senior Lender, then the Subordinated Lender shall be entitled to receive from the Senior Lender (unless otherwise required by the order of any court of competent jurisdiction) any payments or distributions received and retained by the Senior Lender in excess of the amount sufficient to pay all Senior Indebtedness in full, and upon payment in full of the Senior Indebtedness and termination of the Senior Lender's obligation to extend further credit to the Companies under the Senior Loan Documents, the Subordinated Lender shall be subrogated to all rights of the Senior Lender to receive all further payments or distributions applicable to the Senior Indebtedness, and, to the extent permitted by law, shall have the benefit of all liens and security interests of the Senior Lender in the assets and properties of WC Holdings and the Companies, until the Subordinated Indebtedness shall have been paid in full. If the Subordinated Lender has been subrogated to the rights of the Senior Lender pursuant to the operation of this Section 3.5, WC Holdings and the Companies shall take, and the Senior Lender, at the sole cost and expense of the Subordinated Lender, shall take, all reasonable actions requested by the Subordinated Lender in order to enable the Subordinated Lender to obtain payments from WC Holdings and the Companies with respect to such subrogation rights as soon as reasonably possible. For purposes of the Subordinated Lender's subrogation rights hereunder, payments to the Senior Lender with respect to the Senior Indebtedness that the Subordinated Lender would have been entitled to receive with respect to the Subordinated Indebtedness but for the provisions of this Agreement shall not, as between WC

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Holdings, the Companies, their creditors (other than the Senior Lender) and the
Subordinated Lender, be deemed payments with respect to the Senior Indebtedness, but rather, shall be deemed payments with respect to the Subordinated Indebtedness, it being understood that the provisions of this Agreement are solely for the purpose of defining the relative rights of the holders of the Senior Indebtedness, on the one hand, and the holders of the Subordinated Indebtedness, on the other hand.

      (c) If any payment or distribution to which any Subordinated Lender would otherwise have been entitled but for the provisions of this Agreement shall have been applied, pursuant to the provisions of this Agreement, to the payment of the Senior Indebtedness and retained by the Senior Lender, then and in such case, the Subordinated Lender shall be entitled to receive from the Senior Lender (unless otherwise required by the order of any court of competent jurisdiction) any payments or distributions received and retained by the Senior Lender in excess of the amount sufficient to pay all of the Senior Indebtedness in full.

      3.6 PERMITTED PAYMENTS OF SUBORDINATED INDEBTEDNESS. Subject to the provisions of Section 3.7 hereof, WC Holdings may, from time to time, pay, or cause to be paid, to the holder of Subordinated Indebtedness, and any such holder may accept and retain, regularly scheduled payments of principal and interest and payment of fees and reimbursement of expenses and other amounts owing with respect to the Subordinated Indebtedness, as and at the time when each of the same is due and payable under the Subordinated Agreements; provided, however, that no such payment shall be made or retained if, at the time of such payment, or after giving effect thereto, there is in effect a Payment Blockage Period or a Limited Payment Blockage Period. Payments due on any maturity date and mandatory prepayments with respect to any of the Subordinated Indebtedness and payment of the Performance Fee (as defined in the Subordinated Note Purchase Agreement) shall be considered regularly scheduled payments of principal and interest for purposes of this Section 3.6. Notwithstanding the foregoing to the contrary: (a) if no Event of Default exists at the time of such payment or would exist after giving effect thereto, then WC Holdings may pay, and the Subordinated Lender may receive and retain, principal prepayments with respect to the Subordinated Indebtedness to the extent it has sufficient assets to make such payments (provided, however, that the distributions permitted to be paid by the Companies to WC Holdings shall at all times be subject to the restrictions set forth in the Senior Loan Agreement); (b) as provided in Sections 21, 22 and 23 hereof, the Subordinated Lender may receive and retain at any time (i) payments of proceeds from the Life Insurance Policy, (ii) payments made by SCC, including, without limitation, payments of the Additional Capital Contribution and (iii) payments of proceeds from the exercise of Subordinated Lender's rights and remedies under the Stock Pledge in respect of the Company Stock; and (c) if no Event of Default exists at the time of such payment or would exist after giving effect thereto, then the Subordinated Lender may receive and retain any proceeds from a Qualified Public Offering by WC Holdings or any Company to the extent that the same are not used to pay the Senior Lender.

      Health Power and its subsidiaries shall be permitted to make payments under the Management Consulting Agreement to the extent that (i) such payment is applied to the Subordinated Indebtedness and such payment of the Subordinated Indebtedness is permitted hereunder, or (ii) such payment is for the payment of premiums for the Life Insurance Policy and such payment under this clause (ii) is permitted under the Senior Loan Agreement.

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      3.7 SUBORDINATION ON DEFAULT IN SENIOR DEBT. Except as provided in
Sections 8(a), 21, 22 and 23 hereof, the Companies and WC Holdings shall not make any payment in respect of the Subordinated Indebtedness, whether pursuant to the terms of the Subordinated Indebtedness, upon acceleration or otherwise, if at the time of such payment: (a) there is in effect a Payment Blockage Period or (b) there is in effect a Limited Payment Blockage Period. The Senior Lender shall not be permitted to declare a Limited Payment Blockage Period if the aggregate number of days in which a Limited Payment Blockage Period has been in effect in any 360-day period equals or exceeds 180 days. The Senior Lender shall not be permitted to declare during the term of the Subordinated Indebtedness more than the sum of three (3) Limited Payment Blockage Periods plus one additional Limited Payment Blockage Period for each twenty-four (24) months that the maturity date of the Subordinated Indebtedness is extended; provided, however, that any such additional Limited Payment Blockage Periods may only be used during such extension period and not prior to the commencement thereof. Subject to the provisions of Section 3.3 hereof, upon termination of any Payment Blockage Period or Limited Payment Blockage Period, WC Holdings and the Companies shall resume all payments on account of the Subordinated Indebtedness (including making any payments prohibited during any Payment Blockage Period or Limited Payment Blockage Period) if and to the extent that the making of the same would otherwise be permitted to be made under the provisions of this Agreement and the Senior Loan Agreement. A Senior Covenant Default that exists as a result of certain specific facts or circumstances actually known by the Senior Lender to be occurring or existing at or prior to the commencement of a Limited Payment Blockage Period may not serve as the basis for the commencement of a subsequent Limited Payment Blockage Period.

      4. AGREEMENT TO HOLD IN TRUST. If the holder of the Subordinated Indebtedness shall receive any payment on account of the Subordinated Indebtedness in violation of this Agreement, it shall hold such payment in trust for the benefit of the holder of the Senior Indebtedness and, promptly upon discovery or notice of such violation, pay it over to such holder for application in payment of the Senior Indebtedness (after giving effect to any other concurrent payment or distribution to the Senior Lender).

      5. AMENDMENTS TO SUBORDINATED AGREEMENTS; ADDITIONAL LIENS ON COLLATERAL. As between the Senior Lender and the Subordinated Lender, the Subordinated Lender covenants and agrees that, unless the Senior Lender otherwise consents thereto in writing, it will not (i) amend, modify, extend or renew the terms of the Subordinated Agreements and the Subordinated Indebtedness if any such change would (a) increase the principal amount of the Subordinated Indebtedness to an amount greater than $6,000,000 (but permitting increases attributable to the accrual of PIK interest and the Performance Fee); (b) increase the rate of interest or rates per annum or fees payable with respect to the Subordinated Indebtedness other than in accordance with the terms of the Subordinated Agreements; (c) advance the scheduled payment dates or final maturity dates of the Subordinated Indebtedness; or (d) impose any express restrictions on the Companies' or WC Holdings' ability to make payments on the Senior Indebtedness (it being understood that the Subordinated Agreements currently contain no restrictions); or (ii) obtain any liens or security interests on the Collateral as security for the Subordinated Indebtedness other than as contemplated under the Subordinated Agreements as of the date hereof. WC Holdings and the Companies, in entering into any modification or amendment of the Subordinated Agreements, may rely on this Section 5.

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      6. REQUIREMENT OF NOTICE.

      (a) The Subordinated Lender, the Companies and WC Holdings each agree to notify the Senior Lender immediately in writing upon becoming aware of the happening of any of (and to contemporaneously give the Senior Lender a copy of any written notice to any Company or WC Holdings, or both, of) the following:


            (i) The occurrence of any default (including any demand for payment of the Subordinated Indebtedness) under any of the Subordinated Agreements of which it has actual knowledge or any event of which it has actual knowledge which, upon notice or lapse of time or both, would constitute such a default;


            (ii) The waiver by the Subordinated Lender of any default which is not cured within any applicable cure period under any of the Subordinated Agreements; and


            (iii) Acceleration of all or any portion of the Subordinated Indebtedness.

      (b) The Senior Lender shall contemporaneously give the Subordinated Lender a copy of any written notice to a Company, or WC Holdings, or both, of (i) the occurrence of any Event of Default (including any demand for payment of the Senior Indebtedness), (ii) the acceleration of all or any portion of the Senior Indebtedness and (iii) the assignment of all or any portion of the Senior Indebtedness (together with the name and address of the assignee).

      7. LEGEND. The Companies, WC Holdings and the Subordinated Lender, for itself and its successors and assigns as holders of Subordinated Indebtedness, covenant to cause each agreement and instrument representing or evidencing any of the Subordinated Indebtedness issued or executed by any Company or WC Holdings and held by the Subordinated Lender to have affixed upon it a legend which reads substantially as follows:

      "This instrument/agreement is subject to an Intercreditor and Subordination Agreement dated as of December ___, 2000, by and among Health Power, Inc., its subsidiaries, WC Holdings, Inc. and Bank One, N.A., with its main office in Columbus, Ohio. By its acceptance of this instrument/agreement, the holder hereof agrees to be bound by the provisions of such Intercreditor and Subordination Agreement to the same extent that the Subordinated Lender (as defined therein) is bound."

      8. LIMITS ON RIGHT OF ACTION.

      (a) The Subordinated Lender, for itself and its successors and assigns, agrees for the benefit of the holder of the Senior Indebtedness that so long as the Senior Indebtedness remains outstanding or committed to be advanced, the Subordinated Lender will not, directly or indirectly, take any action (other than (i) acceleration of the Subordinated Note, (ii) enforcement of SCC's obligation under the Subordinated Agreements to pay directly to the Subordinated Lender an amount up to $2,000,000, payable in cash pursuant to the terms of the Capital Contribution Agreement (the "Additional Capital Contribution"), (iii) foreclosure of the Stock Pledge with respect to the Company Stock in accordance with the provisions of the Subordinated Agreements such that the Subordinated Lender or an affiliate thereof becomes the holder of the

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Company Stock, and (iv) foreclosure and realization on the assignment to the
Subordinated Lender of that certain life insurance policy specifically identified in the Subordinated Agreements as being for the benefit of the Subordinated Lender, in the face amount of $3,000,000, on the life of Robert J. Bossart (the "Life Insurance Policy") in accordance with the provisions of the Subordinated Agreements) to exercise any of its remedies in respect of the Subordinated Indebtedness, to initiate any Reorganization of, or litigation against, any Company or WC Holdings, or to foreclose or otherwise realize on any security given by any Company or WC Holdings or any other person to secure the Subordinated Indebtedness prior to the earlier of (A) a Reorganization of such Company or WC Holdings, as applicable, or (B) the acceleration of the Senior Indebtedness by the holder thereof and the Senior Lender's commencement or institution of creditor remedies to enforce payment of, or foreclose upon collateral securing payment of, the Senior Indebtedness.

      (b) The foregoing provisions of this Section 8 are solely for the purpose of defining the relative rights of the holder of Senior Indebtedness, on the one hand, and the holder of the Subordinated Indebtedness, on the other hand, and shall not otherwise limit or affect any rights which the holder of the Subordinated Indebtedness may have against any Company or WC Holdings under the terms of the Subordinated Agreements.

      9. THE SUBORDINATED LENDER'S JUNIOR SECURITY. The Subordinated Lender hereby confirms that, regardless of the relative times and method of attachment or perfection thereof or the order of filing of financing statements, mortgages, assignments or other security agreements or documents, or anything in the Subordinated Agreements or the other Sections of this Agreement to the contrary, the security interests, assignments and liens granted or to be granted from time to time to secure the Senior Indebtedness, shall in all respects be first and senior security interests, assignments and liens, superior to any security interests, assignments and liens granted or to be granted to the Subordinated Lender in assets of any Company or WC Holdings that secure the obligations of the Companies and WC Holdings to the Senior Lender, it being the express intention of the parties that, notwithstanding anything in the other Sections of this Agreement to the contrary, all liens, assignments and security interests granted to the Senior Lender from time to time pursuant to the terms of the Senior Loan Documents shall be prior and superior to any liens, assignments or security interests granted to the Subordinated Lender in the same assets; provided, however, that the Senior Lender hereby confirms that the Subordinated Lender shall have a first and senior security interest in, assignment and pledge of, and lien on, the Company Stock, the Additional Capital Contribution and the Life Insurance Policy. In foreclosing on the Senior Lender's security interests and liens in the collateral described in or covered by the Senior Loan Documents (other than the Company Stock, the Additional Capital Contribution and the Life Insurance Policy) (the "Collateral"), so long as the Senior Lender proceeds in a commercially reasonable manner, the Senior Lender may proceed to foreclose on the Senior Lender's security interests and liens in any manner that the Senior Lender, in its sole discretion, chooses, even though a higher price might have been realized if the Senior Lender had proceeded to foreclose on the Senior Lender's security interest and liens in another manner.

      10. RELEASE OF COLLATERAL. Without affecting any of the rights (including any of the foreclosure rights) of the Senior Lender under the Senior Loan Agreement, the Senior Notes, the other Senior Loan Documents or any documents delivered to evidence or secure the obligations of any Company or WC Holdings to the Senior Lender in connection therewith or under the provisions of any applicable law, in the event that the Senior Lender releases or discharges its security interests in, or liens upon, any Collateral which is subject to a lien or security interest in favor of the Subordinated Lender, such Collateral shall thereupon be deemed to have been released from all such liens and security interests of the Subordinated Lender, provided that the Senior Lender believes in good faith that any such released or discharged Collateral is being sold or transferred either (a) in the ordinary course of the applicable Company's or WC Holdings' business provided that, if the net proceeds of such Collateral are in excess of $250,000 ("Collateral Sale Proceeds"), then such net proceeds shall be used to purchase replacement property in accordance with the provisions of the Senior Loan Agreement or applied to payment of the Senior Indebtedness, or (b) following the occurrence and during the continuance of an Event of Default under the Senior Loan Agreement and the giving of five (5) days' prior written notice of any such proposed release to the Subordinated Lender, for consideration believed by the Senior Lender to be reasonably equivalent to the fair value of such Collateral, under circumstances in which the seller of such Collateral shall have agreed that the net proceeds of any such sale under this clause (b) shall be applied to the payment of the Senior Indebtedness and the Subordinated Indebtedness in the order of priority provided in this Agreement. The Subordinated Lender agrees that within five (5) days following the Senior Lender's written request therefor, the Subordinated Lender shall execute, deliver and file any and all such termination statements, lien releases and other agreements and instruments as the Senior Lender reasonably deems necessary or appropriate in order to give effect to the preceding sentence. The Subordinated Lender hereby authorizes the holder of the Senior Indebtedness to effect any such executions, deliveries and filings upon the earlier of receipt thereof or the expiration of such five (5) day period. Without limiting the foregoing, and without implying that the Senior Lender is obligated to undertake any special investigation with respect to its good faith belief as to the fair value of any property, the parties hereto agree to be bound as to the fair value of any property as determined by any independent appraisal of such property that may be conducted at the request of the Senior Lender. The cost of any such appraisal shall be borne by the Companies and WC Holdings and, if funded by the Senior Lender, shall constitute Senior Indebtedness. Nothing contained herein shall be deemed to impose an obligation upon the Senior Lender or Subordinated Lender to release any lien or security interests except in accordance with the terms of this Agreement, the Senior Loan Documents or the Subordinated Agreements, respectively.

      11. ADDITIONAL RIGHTS OF SENIOR LENDER. If the Subordinated Lender, in violation of this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against any Company or WC Holdings, the Companies and WC Holdings may interpose as a defense or plea the making of this Agreement and the Senior Lender may intervene and interpose such defense or plea in the Senior Lender's name or in the name of any Company or WC Holdings. If the Subordinated Lender shall attempt to enforce any security agreement, real estate mortgage, deed of trust or any lien instrument or other encumbrance in violation of the terms of this Agreement, then the Senior Lender may by virtue of this Agreement restrain the enforcement thereof in the Senior Lender's name or in the name of any Company or WC Holdings. If the Subordinated Lender obtains any assets (other than Reorganization Securities) of any Company or WC Holdings as a result of any administrative, legal or equitable action, or otherwise, then the Subordinated Lender agrees forthwith to pay, deliver and assign to the Senior Lender any such assets for application to the Senior Indebtedness.

      12. COMPANIES' AND GUARANTOR'S ADDITIONAL AGREEMENTS. The Companies and WC Holdings, jointly and severally, agree with the Senior Lender that they shall not, without the Senior Lender's prior written consent, execute or deliver any negotiable instrument as evidence of the Subordinated Indebtedness or any part thereof, except as otherwise permitted by this Agreement or by the terms of the Subordinated Agreements.

      13. RIGHTS OF SENIOR LENDER TO AMEND SENIOR LOAN DOCUMENTS AND DISCONTINUE SENIOR INDEBTEDNESS. As between the Senior Lender and the Subordinated Lender, the Senior Lender hereby reserves the right (a) to modify, amend, waive or release any of the terms of the Senior Loan Agreement, the Senior Notes, the other Senior Loan Documents or any other document or agreement at any time executed by any Company or WC Holdings or any other person evidencing or securing the Senior Indebtedness or any other documents executed in connection with the Senior Indebtedness or of any other document related thereto, provided such amendment does not (i) increase the principal amount of the Senior Indebtedness to an amount greater than the sum of (a) $25,000,000 (being the principal balance of the Senior Indebtedness, as of the date hereof), as reduced by the amount of all regularly scheduled payments (but not by any prepayments other than Collateral Sale Proceeds (as defined in Section 10 hereof)) of principal on the Term Loan theretofore paid to the Senior Lender (it being hereby agreed that the Senior Lender, the Companies and WC Holdings may, without the consent of the Subordinated Lender, by written agreement, increase the then outstanding principal balance of the Term Loan by the aggregate amount of any permanent reduction in the Revolving Credit Commitment made at the election of the Borrowers pursuant to Section 1.4 of the Senior Loan Agreement) plus (b) such additional amounts to be used to finance acquisitions or other purposes, in each case as approved by the Subordinated Lender in its reasonable discretion,
(ii) subject to clause (iii) below, advance or extend the scheduled payment dates or the maturity date of any of the Senior Indebtedness (provided, however, that notwithstanding any other provision of this Agreement to the contrary, the Senior Lender may agree to extend the maturity date of the Revolving Credit Loans and make the Revolving Credit Commitment available to the Borrowers until December 31, 2005 or such later date to which the maturity date of the Term Loan, with the consent of the Subordinated Lender, may be extended), (iii) amend or modify the amount of any payment of principal and interest due and payable on any date (including without limitation, any balloon payment payable on the maturity date) by more than 10% of the originally scheduled amount of such payment (not including any increase in interest permitted under clause (iv) below), (iv) increase the interest rate or rates per annum or fees payable with respect to the Senior Indebtedness, other than increases in interest rates not in excess of 200 basis points over the rates set forth in the Senior Loan Agreement as of the date hereof, (v) impose any additional express restriction on the Companies' or WC Holdings' ability to (A) make payments of principal, interest or other amount on, or to redeem or repurchase, the Subordinated Indebtedness in accordance with its terms, (B) grant a first priority lien in favor of the holders of the Subordinated Indebtedness in the proceeds of the Life Insurance Policy and the Company Stock, (C) grant a second priority lien in favor of the holders of the Subordinated Indebtedness on the Companies' and WC Holdings' assets, or (D) accept payments from SCC of the Additional Capital Contribution (it being understood that the Senior Loan Documents currently contains no such restrictions with regard to clauses (A), (B), (C) or (D) hereof), (vi) release any material portion of the collateral securing the Senior Indebtedness (except as permitted in Section 10 hereof) or cause any lien securing the Senior Indebtedness to be subordinated to any other lien except as permitted in the Senior Loan Documents, (vii) make more restrictive (taking into consideration the financial condition of the Companies at such time), in any material respect, any financial covenant, (viii) subordinate the Senior Indebtedness to any other debt, (ix) change any provision relating to (A) the ability of the Companies and WC Holdings to amend the Subordinated Agreements,
(B) the secured obligations under the security agreements securing the Senior Indebtedness, or (C) the order of applications of proceeds from collateral, or make any change to the definitions of the following capitalized terms set forth in the Senior Loan Agreement: Intercreditor Agreement, Subordinated Indebtedness, Subordinated Note and Subordinated Note Purchase Agreement, or (x) change any of the subordination provisions, unless the Subordinated Lender consents in writing, which consent shall not be unreasonably withheld, delayed or conditioned, and to exercise or refrain from exercising any powers or rights that the Senior Lender may have thereunder, and, except as otherwise set forth in Section 8 hereof, such modification, amendment, waiver, release, exercise or failure to exercise shall not affect any of the Senior Lender's rights under this Agreement as between the Senior Lender and the Subordinated Lender. The Subordinated Lender hereby agrees that the Senior Lender may from time to time, in the Senior Lender's sole discretion, but subject to the limitations set forth herein, amend the instruments and agreements evidencing and securing the Senior Indebtedness, grant extensions of time of payment of performance and make compromises and settlements with the Companies and WC Holdings or other creditors of the Companies or WC Holdings, without affecting the agreements of the Subordinated Lender, the Companies or WC Holdings hereunder. If at any time hereafter, the Senior Lender shall, in its own judgment, determine to discontinue the extension of credit to the Companies, it may, subject to the terms of the Senior Loan Documents, do so without affecting the relative position of the Senior Lender and the Subordinated Lender set forth herein. Except as otherwise set forth in Section 8 hereof, the Senior Lender's failure to insist upon the strict performance of any term, condition or other provision of this Agreement, the Senior Loan Agreement, the Senior Notes, the other Senior Loan Documents or any agreement evidencing, securing payment of, or relating to, the Senior Indebtedness or to exercise any right or remedy hereunder or thereunder, shall not affect or alter this Agreement, the Senior Loan Agreement, the Senior Notes or the other Senior Loan Documents, and each and every term, condition and other provision of this Agreement, the Senior Loan Agreement, the Senior Notes and the other Senior Loan Documents shall, in such event, continue in full force and effect and shall be operative with respect to any other then existing or subsequent default or event of default in connection therewith. The Senior Lender shall not lend any money to the Borrowers or the Guarantor that is not Senior Indebtedness or share their collateral with any other Person other than with the holders of the Subordinated Indebtedness; provided, however, that the Senior Lender shall be permitted to loan additional amounts to the Borrowers or the Guarantor that are not Senior Indebtedness provided that such loans or subordinated to the Subordinated Indebtedness on specific terms and conditions reasonably satisfactory to, and approved in writing by, the Subordinated Lender, which approval shall not be unreasonably withheld. WC Holdings and the Companies, in entering into any modification or amendment of the Senior Loan Documents, may rely on this Section 13.

      14. FURTHER ASSURANCES. Each of the Companies, WC Holdings and the Subordinated Lender, for itself and its successors and assigns as holders of Subordinated Indebtedness, covenants to execute and deliver to the Senior Lender such further instruments and documents and to take such further actions as the Senior Lender may from time to time reasonably request, and each of the Companies, WC Holdings and the Senior Lender agrees to execute and deliver to the Subordinated Lender such further instruments and documents and take such further actions as the Subordinated Lender may from time to time reasonably request, in each case for the purpose of carrying out the provisions and intent of this Agreement.

       15. NOTICES. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by overnight delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to the applicable party at the address of such party set forth below (unless changed by similar notice in writing given by the particular party whose address is to be changed):

       If to the Companies or WC Holdings, to the following address:

                  c/o Security Capital Corporation
                  One Pickwick Plaza
                  Suite 310
                  Greenwich, Connecticut 06830
                  Attention: Brian D. Fitzgerald, President
                  Facsimile: (203) 625-0423

                  with copies to:

                  Health Power, Inc.
                  c/o CompManagement, Inc.
                  6377 Emerald Parkway
                  Dublin, Ohio 43016
                  Attention: Paul A. Miller
                  Facsimile: (614) 790-8208

                  and

                  Finn Dixon & Herling LLP
                  One Landmark Square
                  Stamford, CT 06901
                  Attention: Michael J. Herling, Esq.
                  Facsimile: (203) 348-5777

      If to the Senior Lender, to the following address:

                  Bank One, N.A.
                  100 East Broad Street
                  Columbus, Ohio 43271-0171
                  Attention: David J. Folkwein,
                             First Vice President

                  with a copy to:

                  Squire, Sanders & Dempsey L.L.P.
                  1300 Huntington Center
                  41 South High Street
                  Columbus, Ohio 43215
                  Attention: Kim L. Swanson, Esq.
                  Facsimile: (614) 365-2499

      If to the Subordinated Lender, to the following address:

                  Banc One Mezzanine Corporation
                  Mail Code: OH1-0170
                  100 East Broad Street, 7th Floor
                  Columbus, Ohio 43215-0170
                  Attention: Cheryl L. Turnbull, Managing Director
                  Facsimile: (614) 248-5518

                  with a copy to:

                  Mcdonald Hopkins Burke & Haber Co., L.P.A.
                  2100 Bank One Center
                  600 Superior Avenue, East
                  Cleveland, OH 44114-2653
                  Attention: Anne T. Corrigan, Esq.
                  Facsimile: (216) 348-5474

       Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery, overnight delivery service or registered or certified United States mail, as of the date of actual delivery at the address and in the manner provided herein, or (b) in the case of telecopy, upon receipt.

       16. SUCCESSORS; CONTINUING EFFECT; ETC. This Agreement is being entered into for the benefit of the holders of the Senior Indebtedness and the Subordinated Indebtedness, and their respective successors and assigns. This Agreement shall be a continuing agreement and shall be irrevocable and shall remain in full force and effect until all Senior Indebtedness has been paid in full in cash and the Senior Lender has no outstanding commitment to advance or loan monies to the Companies. The liability of the Subordinated Lender hereunder shall be reinstated and revived, and the rights of the holders of the Senior Indebtedness shall continue, with respect to any amount at any time paid on account of the Senior Indebtedness which shall thereafter be required to be restored or returned by the holders of the Senior Indebtedness in any Reorganization (including without limitation, any repayment made pursuant to any provision of Chapter 5 of Title 11, United States Code), all as though such amount had not been paid.

       17. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and no modification or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing signed by the Senior Lender and the Subordinated Lender (unless such amendment or modification shall impose any additional obligations upon or modify any of the rights and responsibilities of the Companies or WC Holdings, in which case such amendment or modification shall also require execution by the Companies and/or WC Holdings, as applicable).

      18. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

      (a) Each of the Companies, WC Holdings, the Subordinated Lender and the Senior Lender, to the extent that each may lawfully do so, hereby consents to the jurisdiction of the courts in Franklin County, Ohio, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations arising hereunder or transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any of such courts.

      (b) Each of the parties hereto, after having had the opportunity to consult with counsel, knowingly, voluntarily, irrevocably, unconditionally and intentionally waive any right to a trial by jury in any litigation based upon or arising out of this Agreement or any related instrument or agreement, or any of the transactions contemplated by this Agreement, or any course of conduct, dealing, statements (whether oral or written) or actions of any party hereto. No party hereto shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived.

       19. MISCELLANEOUS. This Agreement, which may be executed in any number of counterparts, shall be governed by and construed in accordance with the laws of the State of Ohio. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. In the event of any conflict between the provisions of this Agreement and the provisions of any of the Senior Loan Documents or any of the Subordinated Agreements, the provisions of this Agreement shall control. The Companies, WC Holdings and the Subordinated Lender shall reimburse the holders of the Senior Indebtedness upon demand for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) paid or incurred by the holders of the Senior Indebtedness in connection with the successful enforcement of this Agreement in favor of the holders of the Senior Indebtedness.

       20. ESTOPPEL CERTIFICATE. Within ten (10) days after a request therefor by the Senior Lender, the Subordinated Lender, the Companies and/or WC Holdings shall deliver to the Senior Lender a certificate confirming the matters set forth in Section 2 hereof and providing the dollar amount of the total outstanding and unpaid Subordinated Indebtedness, as set forth in item (a) of
Section 2 hereof, as of the date of such certificate.

      21. LIFE INSURANCE POLICIES. Notwithstanding anything contained herein or in any of the Senior Loan Documents to the contrary, this Agreement shall not apply to any amount paid or payable to or received by the Subordinated Lender in respect of its Subordinated Indebtedness from the Life Insurance Policy required to be obtained and maintained pursuant to the Subordinated Agreements, and the Subordinated Lender shall be entitled to accept and retain such proceeds notwithstanding the existence of any Payment Blockage Period, Limited Payment Blockage Period, Event of Default, Reorganization, or any other provision of this Agreement or any of the Senior Loan Documents. Notwithstanding anything contained herein or in any of the Senior Loan Documents to the contrary, (a) the right of the Senior Lender to receive any payment from, and to exercise any rights and remedies against WC Holdings with respect to, any proceeds of the Life Insurance Policy, is and shall remain expressly subordinate and junior in right of payment and exercise of remedies, unless and until (i) all of the Subordinated Indebtedness shall have been fully and finally paid and satisfied with interest; and (ii) all financing arrangements between WC Holdings and the Subordinated Lender in respect of the Subordinated Indebtedness have been terminated; and (b) the Senior Lender acknowledges that it has no right, title or interest in respect of the Additional Capital Contribution or the Company Stock.

       22. ADDITIONAL CAPITAL CONTRIBUTION. Notwithstanding anything contained herein or in any of the Senior Loan Documents to the contrary, this Agreement shall not apply to any amount paid or payable to or received by the Subordinated Lender in respect of the Additional Capital Contribution as required pursuant to the Subordinated Agreements, and the Subordinated Lender shall be entitled to accept and retain such proceeds notwithstanding the existence of any Payment Blockage Period, Limited Payment Blockage Period, Event of Default, Reorganization, or any other provision of this Agreement or any of the Senior Loan Documents.

       23. STOCK PLEDGE. Notwithstanding anything contained herein or in any of the Senior Loan Documents to the contrary, this Agreement shall not apply to any amount paid or payable to or received by the Subordinated Lender or the exercise of any right or remedy by the Subordinated Lender in respect of the Company Stock pursuant to the Subordinated Agreements, and the Subordinated Lender shall be entitled to accept and retain any such amounts paid or exercise any of its rights or remedies thereunder notwithstanding the existence of any Payment Blockage Period, Limited Payment Blockage Period, Event of Default, Reorganization, or any other provision of this Agreement or any of the Senior Loan Documents.

       24. NO CONTEST OF SECURITY INTEREST. Subject to the provisions of Section
3.2 and 3.3 hereof, the Senior Lender, the Subordinated Lender, the Companies and WC Holdings agree that none of them will contest the security interest or lien of the others granted by the Companies and WC Holdings, or the perfection thereof, in any proceeding or for any reason. All UCC financing statements, mortgages and assignments filed by the Senior Lender or the Subordinated Lender to secure any of the Senior Indebtedness or Subordinated Indebtedness, as applicable, shall make reference to the existence of this Agreement. This covenant shall be specifically enforceable against any party hereto.

       IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed by its duly authorized officer as of the day and year above written.

SENIOR LENDER:                            SUBORDINATED LENDER:

BANK ONE, N.A.                            BANC ONE MEZZANINE
                                          CORPORATION, a Delaware corporation


By:/S/ DAVID J. FOLKWEIN                  By: /S/ CHERYL L. TURNBULL
    David J. Folkwein,                    Name: CHERYL L. TURNBULL
    First Vice President                  Title: FIRST VICE PRESIDENT


COMPANIES:

HEALTH POWER, INC., a Delaware            COMPMANAGEMENT, INC., an Ohio
  corporation                               corporation


By: /S/ROBERT J. BOSSART                  By: /S/ROBERT J. BOSSART
Name: ROBERT J. BOSSART                   Name: ROBERT J. BOSSART
Title: CHAIRMAN                           Title: CHAIRMAN



COMPMANAGEMENT HEALTH                     M&N ENTERPRISES, INC., an Ohio
SYSTEMS, INC., an Ohio corporation        corporation


By: /S/ROBERT J. BOSSART                  By: /S/ROBERT J. BOSSART
Name: ROBERT J. BOSSART                   Name: ROBERT J. BOSSART
Title: CHAIRMAN                           Title: CHAIRMAN

M&N RISK MANAGEMENT, INC., an
  Ohio corporation


By: /S/ROBERT J. BOSSART
Name: ROBERT J. BOSSART
Title: CHAIRMAN



WC HOLDINGS:

WC HOLDINGS, INC., a Delaware
  corporation


By: /S/BRIAN D. FITZGERALD
    Brian D. Fitzgerald, Chairman